CONSOLIDATED BALANCE SHEET (Parenthetical) - USD ($) $ in Millions	Dec. 31, 2021	Dec. 31, 2020
CONSOLIDATED BALANCE SHEET
Notes and accounts receivable - trade, allowances	$ 44	$ 91
Common Stock, Par value (in dollars per share)	$ 0.01	$ 0.01
Common Stock, Shares authorized (in shares)	1,000,000,000.0	1,000,000,000.0
Common Stock, Shares issued (in shares)	224,200,000	224,200,000
Treasury Stock (in shares)	0.0
Accounts Receivable, related party	$ 373
Accounts payable, related party	$ 733